Exhibit 10.2
Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential
AMENDMENT NO. 03 to
NEGOTIATED PURCHASE ORDER TERMS AND CONDITIONS
FOR CLINICAL AND COMMERCIAL PRODUCT

This Amendment No. 03 to the Negotiated Purchase Order Terms and Conditions for Clinical and Commercial Product, with a last signed date of January 13, 2022, (“Amendment 03”) is made effective as of July 31, 2024 (“Amendment Effective Date”) by and between Fresenius Kabi, LLC, a Delaware company having a principal place of business at Three Corporate Drive, Lake Zurich, IL 60047 (“FRESENIUS KABI”), and AADi Bioscience, Inc., a Delaware corporation having a principal address at 17383 Sunset Blvd., Suite A 250, Pacific Palisades, CA 90272 (“AADI” or “Customer”). Fresenius Kabi and AADI may hereafter be referred to collectively as the “Parties” and individually as a “Party.”
WHEREAS, FRESENIUS KABI and AADI are Parties to the Negotiated Purchase Order Terms and Conditions for Clinical and Commercial Product with a last signed date of January 13, 2022, as amended by Amendment 01 effective as of August 1, 2022 and Amendment 02 effective as of March 31, 2024 (“Agreement” or “Negotiated Terms and Conditions for Commercial Product”); and
WHEREAS, the Parties mutually desire to amend, modify and restate certain terms and conditions of the Agreement.
NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, it is mutually agreed as follows:
1.DEFINITIONS
Unless otherwise defined herein, capitalized words in this Amendment 03 shall have the meaning attributed to them in the Agreement.
2.AMENDMENTS
The Parties agree that, as of the Amendment Effective Date, the Agreement is further amended as set forth in this Section 2.
2.1The following sentences shall be added to the end of second paragraph on page 1 of the Agreement:
The Parties shall use commercially reasonable efforts to agree in writing, and subject to a quotation signed by both Parties, on activities related to process performance qualification, stability testing and other activities required for [***] Product forecasted in Exhibit G of this Amendment 03 prior to manufacture of such [***] Product.
2.2Section 3 subsection a) shall be deleted and replaced by the following new Section 3 subsection a):
“3) Forecasts and Facility Relocation:
a.FRESENIUS KABI acknowledges that it has received from AADI an updated forecast for required manufacturing slots (“Product Manufacturing Timing

Exhibit 10.2
Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential
Estimates” or “Forecast”) setting forth AADI’s good faith estimate of its expected timing of manufacture of Product and [***] Product for the period beginning on the Effective Date and concluding September 30, 2024, as specified in Exhibit G. For clarity, in this Amendment 03, only manufacturing slots on or after [***] are indicated in Exhibit G.
2.3Section 31 (Term; Termination) shall be deleted and replaced by the following new Section 31:
31) “Term; Termination: The term of this Agreement begins upon FRESENIUS KABI’s acceptance of the purchase order and continues until September 30, 2024, subject to the terms that survive expiration or termination of this Agreement (i.e., Sections 2, 4, 19, 21, and 26-31), provided that purchase orders have been placed by AADI pursuant to the second paragraph on page 1 and the terms of this Agreement.
Upon expiration or termination of this Agreement, no Party shall have any obligation to make any further payments to the other, except for amounts accrued prior to expiration or termination. Further, any purchase orders for Product or [***] Product confirmed by FRESENIUS KABI with a batch manufacturing date prior to expiration or termination of the term of this Agreement shall be delivered by FRESENIUS KABI and shall be paid by AADI in full pursuant to this Agreement. Except as otherwise agreed upon by the Parties and except for any purchase order AADI may submit requesting a manufacturing date in [***], AADI may terminate a purchase order submitted under this Agreement within [***] of FRESENIUS KABI’s confirmation of the purchase order. AADI may not terminate a confirmed purchase order under this Agreement after such [***] period.”
2.4Exhibit G shall be deleted and replaced with Exhibit G attached to this Amendment 03.
3.INTEGRATION
Except for the sections of the Agreement specifically amended hereunder, all terms and conditions of the Agreement remain and shall remain in full force and effect. This Amendment 03 shall hereafter be incorporated into and deemed part of the Agreement and any future reference to the Agreement shall include the terms and conditions of this Amendment 03.
4.APPLICABLE LAW & JURISDICTION
This Amendment 03 shall be governed by, and construed in accordance with, the laws which govern the Agreement, and the Parties submit to the jurisdiction and dispute resolution provisions as set forth in the Agreement.

[signature page follows immediately hereafter]

Exhibit 10.2
Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential

IN WITNESS WHEREOF, each Party is signing this Amendment 03 on the date stated opposite that Party’s signature.

AADi Bioscience, Inc.

By: _/s/ Scott Giacobello_______________         Date:___8/6/2024_________
Name: Scott Giacobello
Title: CFO

AADi Bioscience, Inc.

By: __/s/ David Lennon_______________              Date:____8/7/2024_______
Name: Dave Lennon
Title: Chief Executive Officer

Fresenius Kabi, LLC

By: __/s/ Anthony Pavell __________              Date:___8/6/2024________
Name: Anthony Pavell
Title: Plant Manager

Fresenius Kabi, LLC

By: _/s/ Saleem Farooqui__________              Date:__8/6/2024________
Name: Saleem Farooqui
Title: EVP BU Pharma

Exhibit 10.2
Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential
Exhibit G
FORECAST 2024 (“Product Manufacturing Timing Estimates” for 2024 starting [***])

Batch #	Month/Year	Batch Size	Target Vials	Description
[***]	[***]	[***]	[***]	[***]